Exhibit 10.2

Execution Version

AGREEMENT AND AMENDMENT NO. 5

This AGREEMENT AND AMENDMENT NO. 5 (the “Agreement”) dated effective as of July 27, 2015 (the “Effective Date”) is among CARBO Ceramics Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined below) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), as swing line lender (the “Swing Line Lender”), and as issuing lender (in such capacity, the “Issuing Lender”) for such Lenders.

RECITALS

A. The Borrower is party to that certain Credit Agreement dated as of January 29, 2010, among the Borrower, the lenders party thereto from time to time (the “Lenders”), the Administrative Agent, the Swing Line Lender, and the Issuing Lender (as heretofore amended and as may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B. The parties hereto wish to make certain amendments to the Credit Agreement, as provided herein and subject to the terms and conditions set forth herein.

THEREFORE, the Borrower, the Lenders, the Administrative Agent, the Swing Line Lender, and the Issuing Lender hereby agree as follows:

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation.” Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3. Amendments to Credit Agreement. Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by replacing the defined terms “Banking Services”, “Banking Services Obligations”, “Banking Services Provider”, “Bilateral Obligations” and “Secured Swap Obligations” with the following corresponding terms:

“Banking Services” means each and any of the following bank services provided to the Borrower or any Subsidiary thereof by any Banking Services Provider: (a) commercial credit cards, (b) stored value cards and (c) any other Treasury Management Arrangement (including, without limitation, controlled disbursement, purchase card arrangements, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” means any and all obligations of the Borrower or any Subsidiary thereof, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Banking Services Provider” means any Lender or Affiliate of a Lender that provides Banking Services to the Borrower or any Subsidiary thereof.

“Bilateral Obligations” means all principal, interest (including post-petition interest), fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Borrower or any Subsidiary thereof to Wells Fargo Bank, National Association (other than the Obligations) under any letter of credit agreement, indenture, loan or credit agreement or any other agreement evidencing or related to Debt (including letters of credit), and any increases, extensions, and rearrangements of those obligations under any amendments, supplements, and other modifications of the documents and agreements creating those obligations, and whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired.

“Secured Swap Obligations” means any and all obligations owing by the Borrower or any Subsidiary thereof (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising) to any Secured Swap Provider under any Hedging Arrangement between the Borrower or any Subsidiary thereof and such Secured Swap Provider, in each case, after giving effect to all netting arrangements relating to such Hedging Arrangement; provided that if such Secured Swap Provider ceases to be a Lender or an Affiliate of a Lender hereunder, Secured Swap Obligations shall only include such obligations to the extent arising from transactions and confirmations entered into under Hedging Arrangements at any time such Secured Swap Provider was a Lender or an Affiliate of a Lender hereunder (including transactions and confirmations entered into under Hedging Arrangements in effect on the Amendment No. 4 Effective Date), without giving effect to any extension, increases, or modifications thereof which are made after such Secured Swap Provider ceases to be a Lender or an Affiliate of a Lender hereunder.

Section 4. Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents, are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate and governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) as of the Effective Date, (i) there are no Material Domestic Subsidiaries and (ii) no Non-Material Domestic Subsidiary is required to be a Guarantor pursuant to Section 5.6 of the Credit Agreement and (f) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

Section 5. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the receipt by the Administrative Agent of this Agreement executed and delivered by each of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Lender, and the Lenders.

Section 6. Acknowledgments and Agreements.

(a) The Borrower acknowledges and agrees that Secured Obligations (as defined in the Credit Agreement, as amended hereby) are payable without defense, offset, counterclaim or recoupment.

(b) The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Credit Documents or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Credit Documents.

(c) Each of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, are not impaired in any respect by this Agreement.

(d) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Agreement.

(e) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 7. Reaffirmation of Liens. The Borrower (a) represents and warrants that it has no defenses to the enforcement of any Security Document to which it is a party, (b) acknowledges and agrees that Banking Services Obligations, Secured Swap Obligations (excluding Excluded Swap Obligations) and Bilateral Obligations (each as defined in Section 3 above) of the Borrower and of any Subsidiary thereof are intended to be and shall constitute Secured Obligations, as amended hereby, (c) reaffirms the terms of and its obligations (and the Liens granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations, as amended hereby and as the same may be further amended, supplemented, or otherwise modified from time to time, and such other amounts in accordance with the terms of such Security Document, and (d) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Document are valid and subsisting and create a security interest to secure the Secured Obligations, as amended hereby, which included, but are not limited to, the Banking Services Obligations, Secured Swap Obligations (excluding Excluded Swap Obligations) and Bilateral Obligations (each as defined in Section 3 above) of the Borrower and of any Subsidiary thereof.

Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 11. Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 12. USA PATRIOT Act. Each Lender that is subject to the PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Credit Party that pursuant to the requirements of the PATRIOT Act it is required to obtain, verify and record information that identifies such Credit Party, which information includes the name and address of such Credit Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Credit Party in accordance with the PATRIOT Act.

Section 13. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

EXECUTED effective as of the date first above written.

BORROWER:

CARBO CERAMICS INC.

By:	/s/ Ernesto Bautista III
Ernesto Bautista III
Vice President and Chief Financial Officer

Signature Page to Agreement and Amendment No. 5

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Swing Line Lender and Issuing Lender

By:	/s/ Kristen Brockman
Name:	Kristen Brockman
Title:	Director

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Kristen Brockman
Name:	Kristen Brockman
Title:	Director

Signature Page to Agreement and Amendment No. 5